EXHIBIT 31.2
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                                 CERTIFICATIONS

I, Diego Roca certify that:

1.   I have reviewed this Form 10-SB of Empire Minerals Corp.;

2. Based on my knowledge, this report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;.

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented on this Quarterly Report.

4. The registrant's other certifying officer(s) and I am responsible for establishing and maintaining disclosure controls and procedures [as defined in Exchange Act Rule 13a-15(e) and 15(d)- 15(e)] and internal control over financial reporting [as defined in Exchange Act Rules 13-a-15(f) and 15d-15(f)} for the registrant and have:

     a) Designated such disclosure controls and procedures, or causes such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which this report is being prepared;

     b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based in such evaluation; and

     c) Disclosed in this report any changes on the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscl quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially effect the registrant's control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed , based in our most recent evaluation of the internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or person performing the equivalent function):

     a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control.

                                    EMPIRE MINERALS CORP.

Dated:  June 19, 2007               By: /s/ Diego Roca
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                                        Diego Roca
                                        Executive Vice President and Chief
                                        Financial Officer